Quanex Building Products Acquisition of Woodcraft Industries August 31, 2015 Exhibit 99.2

Safe Harbor

Forward Looking Statements
Statements made during this presentation that use the words "estimated," "expect," "could," "should," "believe," "will," "might,"
or similar words reflecting future expectations or beliefs are forward-looking statements. The forward-looking statements include, but are not limited to, the expected timing of the completion of the acquisition, the entry of the proposed debt agreements as contemplated and the availability of funds under those agreements, and continued success of the operations of
Woodcraft. The statements set forth in this presentation are based on current expectations. Actual results or events may differ materially from this presentation.
Factors that could impact future results may include, without limitation, the risk that the parties may be unable to obtain governmental and regulatory approvals required for the transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that are not favorable to Quanex or that could cause the parties to abandon the transaction; the risk that a condition to closing of the transaction may not be satisfied; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; the timing to consummate the transactions; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; the effect of the announcement of the transaction on the retention of customers, employees, or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties, including in the credit markets; increasing competition in the building materials industry; the complex and uncertain regulatory environment in which the parties operate; and other risks, uncertainties, and factors discussed or referred to in the “Risk Factors” section of
Quanex’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on
December 12, 2014, or in Quanex’s subsequent filings with the SEC, which filings are available online at www.sec.gov,
www.quanex.com or on request to Quanex. Any forward-looking statements in this Current Report are made as of its filing date, and Quanex undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.
Any forward-looking statements in this presentation are made as of the date hereof, and Quanex undertakes no obligation to update or revise any forward- looking statements to reflect new information or events.
Any guidance provided in this presentation sets forth management’s best estimate based on current and anticipated market conditions and other factors.  While management believes that these estimates and assumptions are reasonable, they are inherently uncertain and are subject to, among other things, significant business, economic, regulatory, environmental and competitive risks and uncertainties that could cause actual results to differ materially from those that we anticipate, as set forth above.

Transaction Overview
Quanex is acquiring Woodcraft Industries for $248.5M, or ~8x LTM EBITDA
A complementary strategic fit, adding:
•
Identical business model –
just in time component supplier to OEMs
•
Clear market leader –
almost twice as large as nearest competitor
•
In
an
attractive
end
market
–
attractive
margins
and
~75%
exposure
to
R&R
•
At a good time –
cabinet market poised for high single digit annual growth
Expected to be accretive to EPS, EBITDA margins and ROIC
•
2016
EPS
accretion
estimated
to
be
approximately
$0.11
per
share
excluding
transaction
expenses and any
impact from purchase accounting step up of inventory
•
Attractive current (13%) and mid-cycle (>15%) EBITDA margins
•
Expected to deliver IRR in excess of WACC
Adds $45M-$50M to mid-cycle EBITDA guidance
To be funded with cash, new ABL revolving credit facility and new Term Loan B
Expect approximately 3.2x pro forma debt / EBITDA at close
Targeted
to
close
in
4
th
calendar
quarter
of
2015
Note on Non-GAAP Financial Measures: EBITDA (defined as net income or loss before interest, taxes, depreciation and amortization and other, net, as described in Quanex’s filings with the
Securities and Exchange Commission) is a non-GAAP financial measure that Quanex's management uses to measure its operational performance and assist with financial decision-making. EBITDA is a key metric used by management in determining the value of annual incentive awards for its employees. Quanex believes this non-GAAP measure provides a consistent basis for comparison between periods, and will assist investors in understanding our financial performance when comparing our results to other investment opportunities. EBITDA may not be the same as that used by other companies.  While the Company considers EBITDA to be an important measure of operating performance, the company does not intend for this information to be considered in isolation or as a substitute for net income or other measures prepared in accordance with US GAAP.  Due to the high variability and difficulty in predicting certain items that affect GAAP net income (including in respect of the impact of Woodcraft Industries), information reconciling forward-looking EBITDA as presented to GAAP financial measures is unavailable to Quanex without unreasonable effort. ROIC
(or Return on Invested Capital), a financial measure used to quantify the returns Quanex earns on its invested capital, and IRR (or Internal Rate of Return), a metric that measures the net present value of all cash flows from a capital project or investment (both capital deployed and after tax cash flows received), are also non-GAAP financial measures.  Quanex believes ROIC and IRR are meaningful indicators of performance and useful metrics for investors and financial analysts.  Quanex’s calculations of ROIC and IRR may not be comparable to similarly titled definitions used by other companies and are not substitutes for financial information prepared in accordance with GAAP.

Attractive Opportunity Consistent with Strategy
Woodcraft acquisition is consistent with Quanex’s
strategic objectives of pursuing M&A
opportunities that provide market leadership, superior technology and attractive financial returns
Attractive adjacency given its complementary OEM service model and products
Clear market leader aligned with top cabinet OEMs
Cabinet industry is more profitable than window industry
Positive impact on seasonality
Accretive to EPS, FCF per share, and margins
Well positioned to gain share within the cabinet market, which is forecasted to grow high single digits annually over next few years
Best-in-class quality, lead times and service levels with unmatched product breadth
Experienced management team and employee base
Margin enhancement through automation and operational improvements
Strong, stand-alone platform requiring minimal operational integration

Woodcraft Industries Company Overview
Leading door and component supplier to the Kitchen
and Bath Cabinet Industry
Market leader with ~15% share of total domestic
cabinet doors & components and ~27% share of
outsourced market
¹
Headquartered in St. Cloud, MN
Employees: ~1,500
13 manufacturing facilities and 4 distribution centers
across U.S., Canada, and Mexico
Critical supplier and partner to cabinet OEMs
Experienced management team (average 20+ years
with business) with proven capabilities through all
phases of industry cycle
Outstanding, stand-alone platform
¹
Source: Management estimates
2014 Revenue by Product
Over one million SKUs across the entire product spectrum
Hardwood
Doors
41%
Hardwood
Components
35%
Engineered
Wood
Products
17%
Imported
Products
7%

Woodcraft Industries Product Overview
Breadth
of
products
unmatched
by
competition
–
over
one
million
SKUs
across entire product spectrum
Hardwood Components
35% of sales
Engineered Wood
17% of sales
Imported Products
7% of sales
Hardwood Doors
41% of sales
Products that Woodcraft imports include drawer components, Lazy
Susan trays, certain entry level doors, and face frame assemblies
Woodcraft’s engineered wood products include veneer raised
panels (“VRPs”), veneer slab doors (“VSDs”), rigid thermofoil products (“RTF”), and profile wrapped components (“Wrap”)
Products include moldings, face frames, drawer fronts, stiles and rails, panels, and other kitchen cabinet accessories
Few competitors are capable of supplying components to large cabinet OEMs given the variation in products and volumes
Woodcraft manufactures a variety of door styles, including flat panel, solid raised panel, applied molding, arch, miter, and mullion

U.S. Kitchen & Bath Cabinet Market Overview
Market is expected to grow 7% per year
Woodcraft primarily serves the stock & semi-
custom segments, which together comprise
~80% of the total kitchen & bath cabinet
market
Repair & Remodel drives demand, comprising
~75% of the market
As cabinet market grows, cabinet OEMs are
expected to outsource an increasing share of
door & component production driving
outsourced growth
Cabinet market expected to grow faster than
window market and cabinet OEMs realize
higher margins than window OEMs
U.S. Kitchen & Bath Cabinet Market Size
($ in Billions)
Source: The Freedonia Group
$7.6
$7.0
$9.4
$10.0
$2.7
$2.4
$3.4
$4.5
$2.7
$2.3
$3.2
$3.5
$13.0
$11.6
$16.0
$18.0
2008
2013
2018P
2023P
Stock
Semi-Custom
Custom

Quanex
building products

WOODCRAFT®
INDUSTRIES INC.

7 Thank you